Note Receivable	12 Months Ended
Dec. 31, 2025
Note Receivable [Abstract]
Note receivable

Note 5. Note receivable

On January 5, 2024, a third party issued a promissory note to the Company, pursuant to which the Company lent a principal amount of $2,500,000. The note bears interest at a fixed rate of 3.0% per month, with interest and principal payable on the maturity date, which is three business days after delivery of a redemption notice by the issuer.

As of December 31, 2025, the Company evaluated the recoverability of the note receivable in accordance with its expected credit loss assessment policy under ASC 326 and recognized an allowance for expected credit losses based on management’s assessment of the counterparty’s creditworthiness, historical repayment behavior, and forward-looking information.

During the year ended December 31, 2025, the Company recorded a reversal of expected credit losses of $55,123, resulting in an allowance balance of $208,869 as of December 31, 2025, compared to $263,992 as of January 1, 2025. The reversal was primarily attributable to an updated assessment of the counterparty’s financial condition and repayment capacity, as well as subsequent developments indicating an improvement in the expected recoverability of the outstanding balance.

	As of December 31,
Allowance for expected credit losses	2025	2024
Beginning	$263,992	$-
Provision for expected credit losses	-	263,992
Reversal of expected credit losses	(55,123)	-
Exchange rate difference		-
Ending	$208,869	$263,992